UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	April 6, 2006 March 31, 2006

BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 West Jefferson Street
P.O. Box 50
Boise, Idaho 83728
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2006, the board of directors granted Alexander Toeldte, Executive Vice President, Paper, Packaging & Newsprint, the right to participate in the company’s equity incentive program. Pursuant to the program, Mr. Toeldte, on April 3, 2006, purchased 280,000 Series B common units of Forest Products Holdings, L.L.C. (FPH), an entity controlled by Madison Dearborn and the parent of Boise Cascade Holdings, L.L.C. Mr. Toeldte paid $560,000 for the Series B common units. In addition, and for no additional consideration, Mr. Toeldte received, on the same day, 4,500,000 2006 Series C common units of FPH. The 2006 Series C common units represent the right to participate in the company’s profits after the holders of the FPH Series B common units and the 2004 Series C common units have received a specified threshold return on their invested capital. The other terms of Mr. Toeldte’s investment are described in the Management Equity Agreement, which he entered into with FPH as of April 3, 2006.

On March 31, 2006, the board of directors also granted to each of the company’s four non-affiliated directors, Hank Brown, William Kirsch, John Madigan, and Duane McDougall, 400,000 2006 Series C common units of FPH. The directors paid no consideration for these common units, which were issued on April 3, 2006. As with Mr. Toeldte’s common units, the 2006 Series C common units issued to the director grantees represent the right to participate in the company’s profits after the holders of the FPH Series B common units and the 2004 Series C common units have received a specified threshold return on their invested capital. The other terms of these grants are described in the Director Equity Agreement, which each director grantee entered into with FPH as of April 3, 2006.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Management Equity Agreement and the Director Equity Agreement, filed as Exhibits 99.1 and 99.2, respectively, to this Report on Form 8-K. Exhibits 99.1 and 99.2 are incorporated by reference into this Item 1.01.

Item 5.03		Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

	(a)	Amendments to Articles of Incorporation or Bylaws.

On March 31, 2006, the board of directors approved several amendments to the Operating Agreement of Boise Cascade Holdings, L.L.C. These amendments reflect the additional Series B and Series C common units issued to members of management and to the company’s non-affiliated directors, as described in Item 1.01 above (the “2006 Units”). Specifically, the board amended Section 2.1 to increase the authorized equity units to take into account the 2006 Units, amended Section 2.3 to set a threshold equity value for the Series C 2006 Units, and amended Section 4.2 to clarify the priority of distributions between the existing equity units and the 2006 Units. In addition, Section 1.3 was amended to accurately reflect the company’s registered office and agent, and Sections 5.3 and 5.9 were amended to remove the reference to “original officers” and “original directors,” reflecting that the slate of officers and directors has changed since the company’s formation. Finally, definitions in Section 13.1 were modified to reflect the amendments discussed above, i.e., “Directors,” “Threshold Equity Value,” “Threshold Units,” “Unreturned Capital,” and “Unreturned Original Capital.”

On March 31, 2006, the board of directors also approved the Second Amended and Restated Certificate of Incorporation of Boise Land & Timber Holdings Corp., a corporation under common ownership with Boise Cascade Holdings, L.L.C., to reflect the grant of the 2006 Units. Specifically, Article Four was amended to increase the authorized shares of capital stock to take into account the 2006 Units, to set a threshold equity value for the Series C 2006 Units, and to add a definition of “Threshold Shares.”

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Amended and Restated Operating Agreement of Boise Cascade Holdings, L.L.C. dated as of March 31, 2006, and the Second Amended and Restated Certificate of Incorporation of Boise Land & Timber Holdings Corp, filed as Exhibits 3.1 and 3.2, respectively, to this Report on Form 8-K. Exhibits 3.1 and 3.2 are incorporated by reference into this Item 5.03.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

		Exhibit Number	Description

		Exhibit 3.1	Boise Cascade Holdings, L.L.C. Amended and Restated Operating Agreement, dated as of March 31, 2006
		Exhibit 3.2	Boise Land & Timber Holdings Corp. Second Amended and Restated Certificate of Incorporation
		Exhibit 99.1	Management Equity Agreement between Forest Products Holdings, L.L.C. and each of the persons listed on the signature pages thereto, dated as of April 3, 2006
		Exhibit 99.2	Director Equity Agreement between Forest Products Holdings, L.L.C. and each of the persons listed on the signature pages thereto, dated as of April 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

Date:  April 6, 2006